Exhibit 99.1


CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

COMPARATIVE BALANCE SHEET

                                                                                 As of October 26,     As of November 23,
ASSETS                                                                                 2002                   2002
----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
 Cash and cash equivalents                                                            $ 29,923               $ 63,583
 Accounts receivable, net of reserves                                                  222,692                265,370
 Notes receivable                                                                      350,000                350,000
 Inventories                                                                           652,212                676,788
 Prepayments                                                                            48,004                 41,209
----------------------------------------------------------------------------------------------------------------------

     Total current assets                                                            1,302,831              1,396,950
----------------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT
 Machinery and equipment                                                             1,335,080              1,335,080
 Less accumulated depreciation                                                      (1,116,431)            (1,122,310)
----------------------------------------------------------------------------------------------------------------------

     Net property and equipment                                                        218,649                212,770
----------------------------------------------------------------------------------------------------------------------

     Total assets                                                                  $ 1,521,480            $ 1,609,720
======================================================================================================================


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------------------------------------------

CURRENT LIABILITIES
 Notes payable                                                                        $ 22,196               $ 54,167
 Accounts payable                                                                    2,247,426              2,267,152
 Deferred revenues                                                                      64,810                 89,083
 Deferred gain, current portion                                                              -                      -
 Accrued liabilities:
  Salaries and benefits                                                                119,074                119,354
  Warranty reserve                                                                     276,379                276,379
  Restructuring reserve                                                              1,075,537              1,075,537
  Other                                                                                177,296                204,474
----------------------------------------------------------------------------------------------------------------------

     Total current liabilities                                                       3,982,718              4,086,146
----------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.50 par value, 5,000,000 shares authorized,
     1,328,565 shares issued and outstanding                                           664,282                664,282
 Additional paid-in capital                                                            809,599                809,599
 Accumulated other comprehensive income                                                 50,871                 50,871
 Pre-bankruptcy retained earnings (accumulated deficit)                             (4,244,414)            (4,244,414)
 Post-bankruptcy retained earnings                                                     258,424                243,236
----------------------------------------------------------------------------------------------------------------------

     Total stockholders' equity (deficit)                                           (2,461,238)            (2,476,426)
----------------------------------------------------------------------------------------------------------------------

     Total liabilities and stockholders' equity                                    $ 1,521,480            $ 1,609,720
======================================================================================================================

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

PROFIT & LOSS STATEMENT

                                                         As of October 26,      As of November 23,
                                                                2002                    2002          Quarter Total
                                                 ------------------------------------------------------------------
 Sales:
        Domestic                                              $ 189,290               $ 200,025          $ 389,315
        International                                            43,262                 108,163            151,425
                                                 ------------------------------------------------------------------
             Total sales                                        232,552                 308,188            540,740

 Cost of Goods Sold:
        Direct costs                                            125,803                 185,278            311,081
             Direct margin %                                      45.9%                   39.9%              42.5%
        Variance                                                    757                  (4,088)            (3,331)
        Engineering burden                                        2,742                  (2,235)               507
        Production burden                                        15,664                  (2,021)            13,643
        Warranty                                                  2,239                   4,191              6,430
        Inventory obsolescence                                        -                       -                  -
                                                 ------------------------------------------------------------------
             Total cost of goods sold                           147,205                 181,125            328,330
                  Gross profit %                                  36.7%                   41.2%              39.3%

        Commissions                                              13,918                  19,330             33,248
        Marketing and sales expense                              43,960                  39,833             83,793
        Research & development                                   34,256                  35,076             69,332
                                                 ------------------------------------------------------------------
        Total contribution costs                                239,339                 275,364            514,703
                                                 ------------------------------------------------------------------
             Contribution margin                                 (6,787)                 32,824             26,037
                  Contribution margin %                           -2.9%                   10.7%               4.8%

 Other Expenses:
        Allocated selling expense                                14,433                  15,520             29,953
        G & A expense                                            30,473                  31,292             61,765
                                                 ------------------------------------------------------------------
             Total other expenses                                44,906                  46,812             91,718
                  Percent of sales                                19.3%                   15.2%              17.0%
        Interest                                                  1,200                   1,200              2,400
                                                 ------------------------------------------------------------------
 Earnings from Operations                                       (52,893)                (15,188)           (68,081)
       Percent of sales                                          -22.7%                   -4.9%             -12.6%

        Misc. (Income)/Expense                                  (18,613)                      -            (18,613)
                                                 ------------------------------------------------------------------
 Profit before Taxes                                            (34,280)                (15,188)           (49,468)
       Percent of sales                                          -14.7%                   -4.9%              -9.1%

 Provision for Income Taxes                                           -                       -                  -
                                                 ------------------------------------------------------------------
 Profit after Taxes                                           $ (34,280)              $ (15,188)         $ (49,468)
       Percent of sales                                          -14.7%                   -4.9%              -9.1%
                                                 ==================================================================

   CASE NAME:   RESEARCH INCORPORATED
   CASE NUMBER:   02-40309
   CASH RECEIPTS & DISBURSEMENTS (CALENDAR)

                                                                        FOR PERIOD         FOR PERIOD          QUARTER
                                                                      OCTOBER 1 - 31     NOVEMBER 1 - 30        TOTAL
                                                                      --------------     ---------------        -----
 1 CASH-BEGINNING OF MONTH                                             $ 30,315.89        $ (13,561.07)     $ 30,315.89
              RECEIPTS FROM OPERATIONS                                                                             0.00
 2 CASH SALES                                                                    -                   -             0.00
 3    LESS: CASH REFUNDS                                                         -                   -             0.00
                                                                --------------------------------------------------------
 4 NET CASH SALES                                                                -                   -             0.00
              COLLECTIONS OF ACCTS REC.                                                                            0.00
 5 PRE-PETITION                                                                  -                   -             0.00
 6 POST-PETITION                                                        338,507.02          308,924.38       647,431.40
 7 OTHER                                                                         -                   -             0.00
                                                                --------------------------------------------------------
 8 TOTAL OPERATING RECEIPTS (LINES 4+5+6+7)                             338,507.02          308,924.38       647,431.40
              NON-OPERATING RECEIPTS                                                                               0.00
 9 LOANS/ADVANCES/TRANSFERS                                             265,000.00          390,000.00       655,000.00
10 SALE OF ASSETS                                                                -                   -             0.00
11 OTHER (TRANSFER FROM OLD OPERATING ACCT)                                                                        0.00
12 OTHER                                                                 13,974.33            2,279.63        16,253.96
                                                                --------------------------------------------------------
13 TOTAL NON-OPERATING RECEIPTS (LINES 9+10+11+12)                      278,974.33          392,279.63       671,253.96
                                                                --------------------------------------------------------
14 TOTAL RECEIPTS (LINES 8+13)                                          617,481.35          701,204.01     1,318,685.36
                                                                --------------------------------------------------------
15 TOTAL CASH AVAILABLE (LINES 14+1)                                    647,797.24          687,642.94     1,349,001.25



              OPERATING DISBURSEMENTS:
16 NET PAYROLL                                                           63,157.22           63,886.16       127,043.38
17 PAYROLL TAXES-PAID                                                    25,840.34           25,800.09        51,640.43
18 SALES, USE & OTHER TAXES PAID                                          3,458.78              590.93         4,049.71
19 SECURED/RENTAL/LEASES                                                 20,473.92           20,254.06        40,727.98
20 UTILITIES                                                              4,055.95            3,335.65         7,391.60
21 INSURANCE                                                             20,762.35           11,613.07        32,375.42
22 INVENTORY PURCHASES                                                  103,894.53          147,725.09       251,619.62
23 VEHICLE EXPENSE                                                               -                   -             0.00
24 TRAVEL                                                                 7,810.87            8,637.68        16,448.55
25 ENTERTAINMENT                                                            130.84               19.95           150.79
26 REPAIRS & MAINTENANCE                                                    576.70            1,184.50         1,761.20
27 SUPPLIES                                                                 475.85              894.65         1,370.50
28 ADVERTISING                                                              385.56              317.99           703.55
29 401k to MN Life/United Way/Dependent Care                              8,741.13            7,119.11        15,860.24
30 OTHER:  Freight                                                        9,308.33            4,146.76        13,455.09
31 OTHER:  Commissions                                                   14,444.95           17,605.86        32,050.81
32 OTHER:  Misc                                                          16,059.64            3,389.58        19,449.22
33 OTHER:  LOAN PAYDOWN                                                 352,481.35          311,204.01       663,685.36
                                                                --------------------------------------------------------
34 TOTAL OPERATING DISBURSEMENTS                                        652,058.31          627,725.14     1,279,783.45
                REORGANIZATION EXPENSES:                                                                           0.00
35 PROFESSIONAL FEES                                                      1,800.00            2,289.00         4,089.00
36 U.S. TRUSTEE QUARTERLY FEES                                            7,500.00                   -         7,500.00
37 OTHER:  Moving Expenses                                                       -                   -             0.00
38 OTHER:                                                                        -                   -             0.00
                                                                --------------------------------------------------------
39 TOTAL REORGANIZATION EXPENSES                                          9,300.00            2,289.00        11,589.00
                                                                --------------------------------------------------------
40 TOTAL DISBURSEMENTS (LINES 34+39)                                    661,358.31          630,014.14     1,291,372.45
                                                                --------------------------------------------------------
41 CASH-END OF MONTH                                                  $ (13,561.07)        $ 57,628.80        57,628.80
                                                                  ======================================================

CASE NAME:   RESEARCH INCORPORATED
CASE NUMBER:  02-40309

                                                             LOCKBOX           PAYROLL          INVEST ACCT       GENERAL DIP
                                                           ACCT # ***           ACCT #            ACCT #            ACCT #
                                                          ------------       ------------      ------------      ------------
BANK RECONCILIATIONS  -  NOVEMBER                         336 998 1448       351 470 1314      150 418 1013      336 997 8907
BALANCE PER BANK STATEMENT                                $   3,616.96       $   5,000.00      $   1,502.72      $ 115,538.94
ADD: DEBITS BY BANK, NOT ON RI TIL NEXT MONTH                64,934.61                  -                 -          1,092.12
ADD: SERVICE CHARGES                                             28.00
ADD: CHECKS CASHED NOT ON RI BOOKS TIL NEXT MONTH                                                                   31,107.01
SUBTRACT: OUTSTANDING CHECKS                                         -                  -                 -        (15,957.83)
SUBTRACT: CREDITS BY BANK NOT ON RI TIL NEXT MONTH          (68,279.57)                 -                 -        (75,000.00)
SUBTRACT: ENTRY MADE AFTER M/E CUTOFF                                -                  -                 -                 -
SUBTRACT: INTEREST EARNED                                            -                  -                 -                 -
                                                                     -                  -                 -                 -
                                                          ------------       ------------      ------------      ------------
END OF MONTH BANK BALANCE                                 $     300.00       $   5,000.00      $   1,502.72      $  56,780.24

PER BOOKS                                                 $          -       $   5,000.00      $   1,502.72      $  56,780.24

*** NOTE: MCF CARRIES $300.00 BALANCE WHICH RI DOESN'T RECORD ON OUR BOOKS IN NEW LBOX ACCT #336 998 1448.

                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                             BASED ON CALENDAR MONTH
CASE NUMBER: 02-40309
CASE NAME: Research Incorporated

INSIDERS:
---------------------------------------------------------------------------------------------
                           Type of
         Name           Compensation         Oct-02       Nov-02       Dec-02       Qtr Total
---------------------------------------------------------------------------------------------
Bruce Bailey           Travel, meals      $ 1,475.79   $ 2,209.22                $ 3,685.01
Bruce Bailey           Salary               8,376.92     8,376.92                 16,753.84
Brad Yopp              Salary               9,000.00     9,000.00                 18,000.00
Brad Yopp              Travel, meals          782.79       229.75                  1,012.54
Claude Johnson         Board Fees           3,576.00       552.00                  4,128.00
John Collwell          Board Fees           1,800.00       333.33                  2,133.33
                                                                                          -
                                                                                          -
                                                                                          -
                                                                                          -
                                                                                          -
                                                                                          -
                                                                                          -
 Total Payments to
   Insiders:                              $ 25,011.50  $ 20,701.22   $        -   $45,712.72
--------------------------------------------------------------------------------------------


PROFESSIONALS:
---------------------------------------------------------------------------------------------
                           Type of
         Name           Compensation         Oct-02       Nov-02       Dec-02       Qtr Total
---------------------------------------------------------------------------------------------
Baker & McKenzie       Legal Fees           1,000.00                             $ 1,000.00
Westman, Champlin      Patents                800.00                                 800.00
Divine, Scherzer
  & Brody              Tax Preparation                 $ 2,289.00                  2,289.00
                                                                                          -
                                                                                          -
                                                                                          -
                                                                                          -
                                                                                          -
                                                                                          -
                                                                                          -
                                                                                          -
                                                                                          -
                                                                                          -
Total Payments to
  Professionals:                          $ 1,800.00   $ 2,289.00   $        -   $ 4,089.00
--------------------------------------------------------------------------------------------

CASE NAME:  RESEARCH INCORPORATED
CASE NUMBER:  02-40309

POST PETITION PAYROLL TAX STATUS

                                                               AMT W/H OR
                                               BEGINNING        ACCRUED                            ENDING
               FEDERAL                         TAX LIAB.       NOV 1 - 30         AMT PAID        TAX LIAB.
               --------                      -----------      -----------      -----------      -----------
WITHHOLDING                                  $         -      $ 10,110.98      $ 10,110.98      $         -
FICA-EMPLOYEE                                          -         5,817.06         5,817.06                -
FICA-EMPLOYER                                          -         5,817.05         5,817.05                -
UNEMPLOYMENT (FUTA)                                    -                -                -                -
INCOME                                                 -                -                -                -
OTHER                                                  -                -                -                -
                                                       -                -                -               -
TOTAL FEDERAL TAXES                          $         -      $ 21,745.09      $ 21,745.09      $         -


                 STATE
                 -----

WITHHOLDING                                  $         -      $  4,055.00      $  4,055.00      $         -
SALES                                          (1,724.38)        1,160.19           590.93        (1,155.12)
EXCISE                                                 -                -                -                -
UNEMPLOYMENT (SUI)                                     -                -                -                -
OTHER                                                  -                -                -                -
REAL PROPERTY                                          -                -                -                -
PERSONAL PROPERTY                                      -                -                -                -
OTHER                                                  -                -                -                -
                                                       -                -                -                -
TOTAL STATE & LOCAL TAXES                    $ (1,724.38)     $  5,215.19      $  4,645.93      $ (1,155.12)

TOTAL TAXES DUE                              $ (1,724.38)     $ 26,960.28      $ 26,391.02      $ (1,155.12)


LIST ANY PRE-PETITION TAXES PAID DURING REPORTING PERIOD:
                                        FEDERAL          WITHHOLDING                            $            -
                                        FEDERAL          FICA-EMPLOYEE                                       -
                                        FEDERAL          FICA-EMPLOYER                                       -
                                        FEDERAL          UNEMPLOYMENT                                        -
                                        STATE            WITHHOLDING                                         -
                                        STATE            UNEMPLOYMENT                                        -
                                                                                                ---------------
                                                                                                $            -

EXPLAIN THE REASON FOR ANY PAYMENT OF PRE-PETITION TAXES:



EXPLAIN THE REASON ANY POST-PETITION TAXES ARE PAST-DUE:

              POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
                             BASED ON CALENDAR MONTH
                               NOVEMBER 1-30, 2002
                       Case Name: 02-40309
                       Case Number: Research Incorporated

-----------------------------------------------------------------------------------------------
                                        SCHEDULED
                                     MONTHLY/QRTLY/
POST-PETITION SECURED                YEARLY PAYMENT          AMOUNT PAID
LEASES PAYABLES                           DUE               DURING MONTH          TOTAL UNPAID
-----------------------------------------------------------------------------------------------
ADAGER                                          $ -                  $ -                   $ -
-----------------------------------------------------------------------------------------------
ADT                                                                                          -
-----------------------------------------------------------------------------------------------
AT&T                                                                                         -
-----------------------------------------------------------------------------------------------
AVAYA                                                                  -                     -
-----------------------------------------------------------------------------------------------
CAZARIN                                       35.00                35.00                     -
-----------------------------------------------------------------------------------------------
CITICAPITAL                                  373.54               373.54                     -
-----------------------------------------------------------------------------------------------
CONTINENTAL PROPERTY GROUP                        -                    -                     -
-----------------------------------------------------------------------------------------------
DUN & BRADSTREET                           1,098.31             1,098.31                     -
-----------------------------------------------------------------------------------------------
FIRST INDUSTRIAL                          16,168.40            16,168.40                     -
-----------------------------------------------------------------------------------------------
INFINITY ACCESS                                   -                    -                     -
-----------------------------------------------------------------------------------------------
IMATION                                           -                    -                     -
-----------------------------------------------------------------------------------------------
INSIGHT                                           -                    -                     -
-----------------------------------------------------------------------------------------------
IOS CAPITAL                                       -                    -                     -
-----------------------------------------------------------------------------------------------
KEY EQUIPMENT                                     -                    -                     -
-----------------------------------------------------------------------------------------------
METRO SALES                                  492.03               492.03                     -
-----------------------------------------------------------------------------------------------
O'PIN SYSTMES                              2,086.78             2,086.78                     -
-----------------------------------------------------------------------------------------------
ORBIT SOFTWARE                                    -                    -                     -
-----------------------------------------------------------------------------------------------
ORIX CREDIT ALLIANCE SCHLEUNIGER INC              -                    -                     -
-----------------------------------------------------------------------------------------------
IMAGISTICS (PITNEY BOWES)                                                                    -
-----------------------------------------------------------------------------------------------
PITNEY BOWES CREDIT                          321.42                                     321.42
-----------------------------------------------------------------------------------------------
QWEST                                        118.44               118.44                     -
-----------------------------------------------------------------------------------------------
RCM DATA CORPORATION                              -                    -                     -
-----------------------------------------------------------------------------------------------
THE ASSOCIATES                                    -                    -                     -
-----------------------------------------------------------------------------------------------
VASKE COMPUTERS                              832.00                                     832.00
-----------------------------------------------------------------------------------------------
VERISIGN                                          -                    -                     -
-----------------------------------------------------------------------------------------------
VERIZON                                      319.24               319.24                     -
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
TOTAL DUE                                                                           $ 1,153.42
-----------------------------------------------------------------------------------------------

Case Name:  Research, Inc.
Case #:  02-40309


ACCOUNTS RECEIVABLE AGING


     AGING                  11/23/2002
     -----                --------------
0-30 DAYS                   $ 211,942.72
31-60 DAYS                     89,481.85
61-90 DAYS                      3,877.83
91+ DAYS                      (11,198.93)
                          --------------
TOTAL A/R                   $ 294,103.47

Case Name:  Research, Inc.
Case Number:  02-40309

                    AGING SCHEDULE OF POST-PETITION PAYABLES
                    ----------------------------------------
                                    30-NOV-02

                                                        CURRENT
                                                       0-30 DAYS           31-60 DAYS        61-90 DAYS     91-120 DAYS
                                                       ---------           ----------        ----------     -----------
ANDERSON POLISHING                                        742.00
AT&T                                                      127.23
CLAUDE JOHNSON                                          1,000.00
CONTINENTAL FAN                                                                                                  (19.68)
COOPERATIVE PLATING                                       102.20
DISCOUNT STEEL                                             99.00
ELO                                                     6,585.65
FASTENAL CO                                                10.20
FL DEPT OF REVENUE                                                            (251.76)
HARTFIEL                                                                                                         (10.10)
IRB                                                       323.06
INDUSTRIAL PROFILE SYSTEMS                                                                       284.00         (867.17)
INSTRUMENTATION SERVICES                                                                                        (407.60)
JOHN G COLWELL                                            333.34
LINDQUIST & VENNUM                                                           1,183.08          2,756.85       12,470.47
MSI ENGINEERING                                         1,096.26
NEDCO                                                     167.39
OIL AIR PRODUCTS                                          437.84
PITNEY BOWES                                              807.00
PETTY CASH                                                                                        16.27
POWERTRONICS                                            2,341.66
PRECISION CONTROL SYSTEMS                               3,107.00
PYROMATIC                                                                      (40.02)                          (924.80)
SOFTWARE ONE                                              306.90
STATE BD OF EQUALIZATION                                                        59.00                 -
SYNERGETIC                                                                                                    (1,552.35)
THE CHRISTENSEN GROUP                                   2,567.00
TYCO ELECTRONICS                                           24.50
VASKE COMPUTER                                          1,128.85
XCEL ENERGY                                               823.89
                                             ---------------------------------------------------------------------------
                                                     $ 22,130.97          $    950.30       $  3,057.12     $  8,688.77
                                             ===========================================================================

                                  QUESTIONNAIRE


Case Name:  RESEARCH, INC.
            --------------

United States Bankruptcy Court District of MINNESOTA
                                           ---------

Case Number:  02-40309
              --------

Month:  NOVEMBER 2002
        -------------

1. Taxes:

   Are all post-petition payroll, state and federal taxes current?
                  Yes ( X )      No (   )

   Are all post-petition income taxes, state and federal current?
                  Yes ( X )      No (   )

   Are all other post-petition taxes current?
                  Yes ( X )      No (   )

   If the answer to any of the questions above is no, please list the balances which are outstanding on the schedules of post-petition taxes payable.

2. Insurance:

   Are workers compensation, general liability and other necessary insurance in effect?

                  Yes ( X )      No (   )

   Are all premium payments current?
                  Yes ( X )      No (   )

   PLEASE ITEMIZE ALL POLICIES:

                                                                                  INSTALLMENT
                                                           EXPIRATION               PAYMENT       PERIOD            PAID
      TYPE OF POLICY             CARRIER                      DATE                   AMOUNT      COVERED          THROUGH
---------------------------------------------------------------------------------------------------------------------------
A.    Worker Compensation        Berkley Risk              12/11/2003             $    882.67      Month         11/30/2002

B.    Group Medical              Preferred One              Aug. 2003             $ 12,956.04      Month         11/30/2002

C.    Group Dental               Health Partners/           Aug. 2003             $  1,100.85      Month         11/30/2002
                                 Group Health

D.    Property & Liability       Chubb                     12/30/2002             $  1,655.14      Month         11/30/2002

E.    Life Insurance             Unum Life Ins. Co.          6/1/2003             $  1,710.26      Month         11/30/2002
---------------------------------------------------------------------------------------------------------------------------

                      Questionnaire Continued on Next Page

3. Have any payments been made to any pre-petition creditors?
                  Secured     Yes (  )   No ( X )
                  Priority    Yes (  )   No ( X )
                  Unsecured   Yes (  )   No ( X )

   If yes, please identify to whom the payment(s) has been made, the date(s) and the amount(s).

4. Have any assets been sold outside the normal course of business?
                  Yes (  )    No ( X )

   If yes, please describe the assets which were sold and attach an order by the Court authorizing the sale.

5. Have all funds been deposited in and disbursed from the chapter 11 debtor
   bank accounts? Yes ( X )   No (  )

6. Are all post-petition accounts receivable due from non-related parties?
                  Yes ( X )   No (  )

7. What specific efforts have been made in the past month toward the development of a Plan of Reorganization?

   The Company's Plan of Reorganization was confirmed by the Bankruptcy Court on November 27th. The Company anticipates the effective date of the transaction to be December 31, 2002.











                         Debtor/Trustee's Certification

      Name of Attorney:          MICHAEL MEYER
      Address:                   4545 IDS CENTER
                                 80 SOUTH EIGHTH ST.
      City, State, Zip:          MINNEAPOLIS, MN 55402
      Telephone:                 (612) 317-4745

      I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING COMPLETE MONTHLY OPERATING REPORT (MOR), CONSISTING OF MOR-1 THROUGH MOR-11, PLUS ALL ATTACHMENTS ARE TRUE AND CORRECT.


      Signed:         /s/ Brad Yopp                      Title: PRESIDENT, CFO
                  ------------------------
                  (Original Signature)

                  BRAD YOPP                              Date: DECEMBER 13, 2002